UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2019

WILSON BANK HOLDING CO

(Exact name of registrant as specified in its charter)

     Tennessee     000-20402     62-1497076

     (State or other jurisdiction of     (Commission     (IRS Employer

     incorporation)     File Number)     Identification No.)

623 West Main Street

Lebanon, Tennessee     37087

(Address of principal executive offices)     (Zip Code)

(615) 444-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02 Results of Operations and Financial Condition.

On October 3, 2019, Wilson Bank Holding Company (the “Company”) mailed a letter to its shareholders (the “Shareholder Letter”) describing, among other things, the Company’s earnings for the first nine months of 2019. The letter is furnished herewith as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Shareholder Letter disclosed that John Foster, age 46, had been appointed to serve as the President of Wilson Bank & Trust (the “Bank”), a wholly owned subsidiary of the Company.   Mr. Foster’s appointment to serve as the President of the Bank is expected to become effective as of January 1, 2020.  Upon the effectiveness of Mr. Foster’s appointment as President of the Bank, John C. McDearman III, the Bank’s existing President will relinquish the title of President of the Bank, and will become the Chief Executive Officer of the Bank.  Mr. McDearman is also expected to become the President and Chief Executive Officer of the Company on January 1, 2020. These leadership changes are being made in connection with the anticipated retirement of J. Randall Clemons as the Company’s President and Chief Executive Officer and the Bank’s Chief Executive Officer, which is expected to occur on December 31, 2019.

Mr. Foster, who has been employed by the Bank since January 1998, has served as the Bank’s Executive Vice President/Chief Consumer/Commercial Banking Officer since April 2019.  From September 2018 to April 2019, Mr. Foster served as Executive Vice President/Small Business & Consumer Lending for the Bank.  From August 2017 to September 2018 he served as Senior Vice President/Head of Consumer Lending for the Bank, after having served as a Senior Vice President of the Bank from January 2013 to August 2017.

In connection with the appointment of Mr. Foster as President of the Bank his annual base salary has been increased to $325,000 effective October 1, 2019.

There are no arrangements or understandings between Mr. Foster and any other persons pursuant to which he was selected as an executive officer of the Bank.  There are no family relationships between Mr. Foster and any other executive officer or member of the Company’s board of directors.

Item 7.01 Regulation FD Disclosure.

The information set out in Item 2.02 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Letter to shareholders mailed October 3, 2019.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY

By: /s/ J. Randall Clemons

J. Randall Clemons

President and Chief Executive Officer

Date: October 3, 2019

EXHIBIT INDEX

Exhibit No.        Description

99.1                    Letter to shareholders mailed October 3, 2019.

104                    Cover Page Interactive Data File (embedded within the Inline XBRL document).